UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

Ensco plc

(Exact name of registrant as specified in charter)

England and Wales	98-0635229
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1-8097

(Commission File No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 6, 2017, Ensco plc (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion of its acquisition of Atwood Oceanics, Inc. (“Atwood”). The Company is filing (i) the audited consolidated financial statements of Atwood for the year ended September 30, 2017, the accompanying notes thereto and the Report of Independent Auditors, as set forth in Exhibit 99.1 to this report and (ii) the Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 and the accompanying notes thereto, as set forth in Exhibit 99.2 to this report and presented in accordance with Article 11 of Regulation S-X.

Item 9.01    Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

The audited consolidated financial statements of Atwood for the year ended September 30, 2017, the accompanying notes thereto and the Report of Independent Auditors are filed as Exhibit 99.1.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017 and the accompanying notes thereto are filed as Exhibit 99.2.

(d)                                 Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Information of Atwood Oceanics, Inc.

99.2	Unaudited Pro Forma Financial Information of Ensco plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: October 23, 2018
	By:	/s/ Tommy E. Darby
Tommy E. Darby
Controller